UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2013

MEMSIC, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33813	04-3457049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Tech Drive, Suite 325, Andover, MA 01810
(Address of principal executive offices) (Zip Code)

(978) 738-0900
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 22, 2013, MEMSIC, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MZ Investment Holdings Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Parent”), and MZ Investment Holdings Merger Sub Limited, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.  Parent and Merger Sub are affiliates of IDG-Accel China Capital II L.P. (“Sponsor”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time (other than stock held (i) by the Company as treasury stock, (ii) directly or indirectly by Parent or Merger Sub, (iii) by any Company subsidiary, or (iv) by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) will be cancelled and converted automatically into the right to receive $4.225 in cash (the “Per Share Merger Consideration”), without interest.

The Company has made various representations, warranties and covenants in the Merger Agreement, including covenants regarding: (i) the conduct of the business of the Company prior to the consummation of the Merger, which generally must be conducted in the ordinary course consistent with past practice; (ii) the calling and holding of a meeting of the Company’s stockholders to vote upon the adoption of the Merger Agreement; and (iii) the use of reasonable best efforts to cause the consummation of the Merger.

Under the Merger Agreement, the Company is subject to a “no-shop” covenant that, among other things, restricts its ability to solicit proposals or offers relating to a competing transaction (as defined in the Merger Agreement), to provide non-public information to or engage in discussions or negotiations with third parties regarding a competing transaction, or to enter into agreements regarding, or recommend, a competing transaction. However, the no-shop covenant is subject to a “fiduciary-out” provision that allows the Company, under certain circumstances and subject to certain conditions, to provide information to, and participate in discussions with, third parties regarding certain unsolicited written proposals regarding a competing transaction if, among other conditions: (i) the Company’s Board of Directors (or applicable committee thereof) has determined, after consultation with its financial advisor and outside counsel, that the proposal is, or could reasonably be expected to lead to, a transaction more favorable to the Company’s stockholders than the Merger; (ii) such competing transaction is reasonably capable of being completed on the terms proposed without unreasonable delay; and (iii) not doing so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.  Subject to a similar “fiduciary-out” exception and certain other conditions, neither the Company’s Board of Directors nor any committee thereof may change, withhold, withdraw, qualify or modify (or publicly propose to do any of the foregoing), in a manner adverse to Parent or Merger Sub, its recommendation that the Company’s stockholders approve the adoption of the Merger Agreement or adopt, approve or recommend (or publicly propose to do any of the foregoing) a competing transaction.  The Merger Agreement also provides to Parent certain rights to match any superior proposal.

Consummation of the Merger is subject to various closing conditions, including: (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the Merger; (ii) procurement of all relevant regulatory approvals, except where a failure to obtain such approval(s) would not result in a material adverse effect on the Company (as that term is defined in the Merger Agreement), or otherwise prevent the consummation of the Merger; and (iii) no governmental authority of competent jurisdiction having enacted, issued, promulgated, enforced or entered any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order (whether in effect, pending, proposed or threatened), that has or would have the effect of making the Merger illegal, or that otherwise prohibits the consummation of the Merger (each, an “Injunction”), in the United States, the People’s Republic of China or any other jurisdiction where such Injunction would have a material adverse effect on the Company.

Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including: (i) the accuracy of the other party’s or parties’ representations and warranties contained in the Merger Agreement (subject in some cases to various materiality qualifications); and (ii) the other party’s or parties’ performance, in all material respects, of all obligations required to be performed by it or them under the Merger Agreement on or prior to the closing date. In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the condition that, after the date of the Merger Agreement, there shall not have occurred and be continuing a material adverse effect on the Company.

Consummation of the Merger is not subject to a financing condition.  Subject to the terms and conditions set forth in an equity commitment letter between Sponsor and Parent, Sponsor has committed to purchase (or cause to be purchased), at or immediately prior to the consummation of the Merger, up to $86.3 million of the equity securities of Parent.  Parent has agreed to use the invested funds only to: (i) fund, to the extent necessary, the aggregate Per Share Merger Consideration and all other amounts payable pursuant to the Merger Agreement in satisfaction of all restricted stock awards, restricted stock units and stock options; and (ii) pay all fees, expenses and other amounts payable pursuant to the Merger Agreement.  In addition, five investment funds affiliated with Sponsor (the “IDG Funds,” which, collectively, beneficially own approximately 19.5% of the Company’s issued and outstanding common stock), and seventeen executive officers and employees of the Company (such executive officers and employees, together with the IDG Funds, the “Rollover Holders”) have entered into an agreement with Parent whereby the Rollover Holders will acquire equity securities of Parent in exchange for cash consideration and/or contributions of Company common stock beneficially owned by these Rollover Holders.  The aggregate proceeds from the Sponsor’s equity financing and the Rollover Holders’ contributions of cash and Company common stock are expected to be sufficient for Parent to finance the transactions contemplated by the Merger Agreement.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee of $1.77 million, including upon acceptance of a superior proposal, a change in the recommendation of the Merger by the Company’s Board of Directors or a committee thereof, a material breach of the Company’s “no-shop” covenant or, in certain cases, upon consummation of a competing transaction within 12 months after termination of the Merger Agreement. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $3.54 million under limited circumstances.  The Sponsor has agreed to guarantee certain obligations of Parent under the Merger Agreement, on the terms and subject to the conditions set forth in a limited guaranty in favor of the Company, in an amount up to $3.89 million.  Such limited guaranty includes the payment of any reverse termination fee and other specified costs and expenses that may become payable by Parent.  If the Merger is not consummated by April 22, 2014, either party generally has the right to terminate the Merger Agreement.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Voting Agreement

On April 22, 2012, the Company, Parent, the IDG Funds and certain other Rollover Holders entered into a voting agreement (the “Voting Agreement”), whereby the IDG Funds and those Rollover Holders committed to vote the shares of Company common stock over which they have voting control in favor of the adoption of the Merger Agreement, against certain competing transactions, and against any action, agreement or transaction that could reasonably be expected to materially impede, frustrate, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement.  During the term of the Voting Agreement and subject to stated exceptions, the stockholders who are parties thereto may not offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, enter into a loan of, or otherwise grant a proxy or power of attorney (other than as set forth in the Voting Agreement) with respect to, such Company common stock.

General

The foregoing descriptions of the Merger Agreement and the Voting Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete terms and conditions of the Merger Agreement and the Voting Agreement, which are filed as Exhibits 2.1 and 10.1 to this report and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

We caution you that this document contains forward-looking statements with respect to the Company and the Merger. Forward-looking statements include statements in which we use words such as “expect,” “believe,” “anticipate,” “intend,” or similar expressions, as well as other statements that are not historical facts.  You should not place undue reliance on any forward-looking statements, because such statements speak only as of the date that they are made and are qualified in their entirety by reference to the following cautionary statements.  These forward-looking statements are based upon information presently available to the Company’s management, are inherently subjective, uncertain and subject to change, and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.  Factors that could cause events not to occur as expressed in the forward-looking statements include, but are not limited to: unanticipated delays; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted with respect to the Merger; the inability to complete the Merger due to the failure to obtain the required stockholder approval or satisfy other closing conditions, including the receipt of any required regulatory approvals; and the risk that one or more parties may fail to fulfill their contractual obligations.  Factors that may affect the business or financial results of the Company are detailed in the Company’s Annual Report on Form 10-K filed with the SEC on March 22, 2013, as may be amended, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and as otherwise included in the Company’s reports and filings with the Securities and Exchange Commission.  Many of these factors are beyond the Company’s ability to control or predict.  The Company assumes no obligation to update, revise or correct any forward-looking statements after the date of this document or after the respective dates on which such statements are otherwise made, whether as a result of new information, future events or otherwise, except as otherwise may be required by law.

Additional Information about the Merger and Where to Find It

This document may be deemed to be solicitation material with respect to the Merger. In connection with the Merger, the Company intends to file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission, or the SEC.  Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the Company’s stockholders.  In addition, certain participants in the proposed Merger will prepare and file with the SEC a Schedule 13E-3 transaction statement. THE COMPANY’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND TRANSACTION STATEMENT WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER.  The proxy statement, Schedule 13E-3 transaction statement and other relevant materials (when they become available), and any and all documents filed or furnished by the Company with or to the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s investors and security holders may obtain free copies of the documents filed or furnished by the Company with or to the SEC by directing a written request to MEMSIC, Inc., One Tech Drive, Suite 325, Andover, MA 01810, Attention: Investor Relations, or by calling (978) 738-0900.

Participants in the Solicitation

The Company and certain of its directors, executive officers, employees and affiliates may be deemed to be participants in the solicitation of proxies from the stockholders of the Company with respect to the special meeting of stockholders that will be held to consider the Merger. Information about the directors, executive officers and employees of the Company and certain affiliates and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 special meeting in lieu of annual meeting of stockholders, as filed with the SEC on Schedule 14A on June 1, 2012, and is supplemented by other public filings made, and to be made, with the SEC by the Company and such participants. Information regarding the direct and indirect interests of the Company, its directors, executive officers, employees and other participants in the solicitation, which may, in some cases, be different from those of the Company’s security holders generally, will be set forth in the proxy statement relating to the Merger when it becomes available.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.		Description

2.1	*	Agreement and Plan of Merger dated as of April 22, 2013 among MZ Investment Holdings Limited, MZ Investment Holdings Merger Sub Limited and MEMSIC, Inc.
10.1		Voting Agreement dated as of April 22, 2013 among MEMSIC, Inc., MZ Investment Holdings Limited and certain stockholders of MEMSIC, Inc.
____________
*  Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MEMSIC, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMSIC, INC.

Date: April 25, 2013	By:	/s/ Patricia Niu
Patricia Niu
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description

2.1	*	Agreement and Plan of Merger dated as of April 22, 2013 among MZ Investment Holdings Limited, MZ Investment Holdings Merger Sub Limited and MEMSIC, Inc.
10.1		Voting Agreement dated as of April 22, 2013 among MEMSIC, Inc., MZ Investment Holdings Limited and certain stockholders of MEMSIC, Inc.
____________
*  Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MEMSIC, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.